SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 4, 2021

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 4, 2021, EnPro Holdings, Inc. (“EnPro Holdings”), a direct subsidiary of EnPro Industries, Inc. (the “Company”), entered into a Purchase and Sale Agreement dated as of November 4, 2021 (the “Purchase Agreement”) with TCFII NxEdge Holdings, LLC (the “Seller”) and TCFII NxEdge LLC (“NxEdge”) providing for the sale by the Seller to EnPro Holdings of all issued and outstanding membership interests of NxEdge (the “Purchase Transaction”) for $850.0 million in cash.  The purchase price is subject to potential adjustment based on the amount, on the date the Purchase Transaction is consummated, of cash, debt and working capital of NxEdge, as well as for the amount of specified selling and other expenses of NxEdge.

The completion of the Purchase Transaction is subject to certain limited closing conditions, including, but not limited to, the absence of any order of a court prohibiting the consummation of the Purchase Transaction, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of a material adverse effect on the financial condition or results of operations of NxEdge and its subsidiaries, taken as a whole, occurring after the date of the Purchase Agreement.  The Purchase Agreement does not include a financing condition to EnPro Holdings’ obligation to complete the Purchase Transaction.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates.  Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.  The Purchase Agreement provides that each of the parties is required to use commercially reasonable efforts to consummate the Purchase Transaction, including by making filings with specified governmental authorities.

The Purchase Agreement contains customary termination provisions in favor of both EnPro Holdings and the Seller, including a right to terminate the Purchase Agreement if the Purchase Transaction has not been consummated on or prior to May 3, 2022 (or such later date, if any, as EnPro Holdings and the Seller agree upon in writing) (the “Termination Date”).  The Purchase Agreement does not include provisions for the indemnification by the Seller or EnPro Holdings of the other party following the consummation of the Purchase Transaction (other than limited indemnification by the Seller for a specified matter) and provides that the premiums of any representation and warranty insurance policy obtained by EnPro Holdings with respect to the Purchase Agreement are to be borne by EnPro Holdings.

The Purchase Agreement provides that simultaneous with the closing of the Purchase Transaction, EnPro Holdings, the Seller and a specified escrow agent will enter into an escrow agreement under which a portion of the purchase price is to be held in escrow pending resolution of the purchase price adjustment.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 4, 2021, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  Presentation slides prepared by the Company with respect to NxEdge and the Purchase Transaction to be posted on the Company’s website are furnished as Exhibit 99.2 hereto and are incorporated herein by reference.

The information furnished in Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Description

Exhibit 10.1	Purchase and Sale Agreement dated as of November 4, 2021 among TCFII NxEdge Holdings, LLC, TCFII NxEdge LLC and EnPro Holdings, Inc.*

Exhibit 99.1	Press release dated November 4, 2021

Exhibit 99.2	Presentation slides

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits referred to therein have been omitted pursuant to Item 601(a)(5) of Regulation S-K, copies of which will be provided to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and exhibits filed and furnished with this Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby.  The words “expect,” “anticipate,” “plan,” “target,” “project,” “believe” and similar expressions identify forward-looking statements.  Forward-looking statements include, without limitation, statements about whether or when the Purchase Transaction will be consummated and the anticipated timing or benefits thereof; expected financial position; results of operations; business strategy; operating plans; capital and other expenditures, plans and objectives.  These statements are only predictions.  The Company cautions that these statements are based on current estimates of future events and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates.  The Company cautions the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by these forward-looking statements.  The potential risks and uncertainties include, among others, the possibility that the Company and the Seller may be unable to obtain regulatory approval or that other conditions to closing the Purchase Transaction may not be satisfied such that the Purchase Transaction will not close or that the closing may be delayed; uncertainties with respect to general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the Purchase Transaction; risks that the Purchase Transaction disrupts current plans and operations of the Company; uncertainties with respect to the ability to recognize the benefits of the Purchase Transaction; uncertainties with respect to the amount of the costs, fees, expenses and charges related to the Purchase Transaction; risks with respect to the timely consummation by the Company of financing transactions necessary, with available cash, to fund the purchase price to be paid by EnPro Holdings under the Purchase Agreement; risks associated with the business of NxEdge after signing of the Purchase Agreement but prior to closing, which risks would be borne by EnPro Holdings; uncertainties with respect to the commencement and outcome of any legal proceedings that may arise with respect to the Purchase Transaction; and other uncertainties with respect to the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement.  In addition, all forward-looking statements should be read in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the period ended June 30, 2021.  These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements.  These risk factors may not be exhaustive.  Further, the Company operates in a continually changing business environment and cannot predict new risk factors that may arise as a result of these changes.  Statements in this Current Report on Form 8-K and any exhibit filed or furnished herewith speak only as of the date hereof.  The Company disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 5, 2021

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary